EXHIBIT 10.1

                           AMBAC ASSURANCE CORPORATION

                                       and

                              LEHMAN BROTHERS INC.

                            INDEMNIFICATION AGREEMENT

                    GREENPOINT HOME EQUITY LOAN TRUST 2003-1

                             Dated as of May 9, 2003

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                                TABLE OF CONTENTS

      (This Table of Contents is for convenience of reference only and shall not be deemed to be part of this Indemnification Agreement. All capitalized terms used in this Indemnification Agreement and not otherwise defined shall have the meanings set forth in Article I of this Indemnification Agreement.)

                                                                            Page
                                                                            ----

Section 1.    Defined Terms....................................................1
Section 2.    Other Definitional Provisions....................................2
Section 3.    Representations and Warranties of the Underwriter................2
Section 4.    Representations and Warranties of the Insurer....................2
Section 5.    Indemnification..................................................3
Section 6.    Amendments, Etc..................................................5
Section 7.    Notices..........................................................5
Section 8.    Severability.....................................................6
Section 9.    Governing Law....................................................6
Section 10.   Counterparts.....................................................6
Section 11.   Headings.........................................................6


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      INDEMNIFICATION  AGREEMENT  dated as of May 9, 2003 (the  "Indemnification
Agreement"), by and between AMBAC ASSURANCE CORPORATION, as Insurer, and LEHMAN BROTHERS INC. (the "Underwriter").

      Section 1. DEFINED TERMS. Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in Annex A to the Indenture, the Insurance Agreement or the Policy. For purposes of this Indemnification Agreement, the following terms shall have the following meanings:

      "INSURANCE AGREEMENT" means the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time) dated as of May 19, 2003 by and among GreenPoint Mortgage Securities Inc., as Sponsor, GreenPoint Mortgage Funding, Inc., as Servicer, the Insurer, the Issuer, and the Trustee.

      "INSURER" means Ambac Assurance Corporation, or any successor thereto, as issuer of the Policy.

      "INSURER INFORMATION" has the meaning given such term in Section 4.

      "ISSUER" means GreenPoint Home Equity Loan Trust 2003-1.

      "MATERIAL ADVERSE CHANGE" means, in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person on a consolidated basis with its subsidiaries or
(ii) the ability of such Person to perform its obligations under any of the Company Documents.

      "Notes" means the GreenPoint Home Equity Loan Trust Class A Variable Rate Asset-Backed Notes, substantially in the form set forth in Exhibit A to the Indenture.

      "OFFERING DOCUMENT" means the Prospectus Supplement, dated May 9, 2003, in respect of the Notes, and any amendment or supplement thereto, and any other offering document in respect of the Notes prepared by the Sponsor that makes reference to the Policy.

      "INDENTURE" means the Indenture, dated as of May 1, 2003 by and between the Issuer and the Indenture Trustee, relating to the GreenPoint Home Equity Loan Trust 2003-1, Class A Variable Rate Asset-Backed Notes, Series 2003-1, as may be amended, modified or supplemented from time to time as set forth therein.

      "SECURITIES ACT" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "UNDERWRITER" means Lehman Brothers Inc.

      "UNDERWRITER INFORMATION" has the meaning given such term in Section 3.
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      Section 2. OTHER DEFINITIONAL PROVISIONS. The words "hereof," "herein" and
"hereunder" and words of similar import when used in this Indemnification Agreement shall refer to this Indemnification Agreement as a whole and not to any particular provision of this Indemnification Agreement, and Section,
subsection,   Schedule  and  Exhibit  references  are  to  this  Indemnification
Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation."

      Section  3.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  UNDERWRITER.   The
Underwriter represents and warrants as of the Closing Date as follows:

            (a) COMPLIANCE WITH LAWS. The Underwriter will comply in all material respects with all legal requirements in connection with offers and sales of the Notes and will make such offers and sales in the manner to be provided in the Offering Document.

            (b) OFFERING DOCUMENT. The Underwriter will not use, or distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Notes unless such Offering Document includes such information relating to the Insurer as has been furnished by the Insurer for inclusion therein and has been approved by the Insurer.

            (c) UNDERWRITER INFORMATION. All material provided by the Underwriter for inclusion in the Offering Document (as revised from time to time), is true and correct in all material respects, it being understood and agreed that the only such information furnished by the Underwriter consists of the following information (collectively, the "Underwriter Information"): the information contained under the heading "Method of Distribution" relating to the Underwriter in the Offering Document.

      Section 4. REPRESENTATIONS AND WARRANTIES OF THE INSURER. The Insurer represents and warrants to the Underwriter as follows:

            (a) ORGANIZATION AND LICENSING. The Insurer is a duly organized and licensed and validly existing Wisconsin stock insurance company duly qualified to conduct an insurance business in the State of New York.

            (b) CORPORATE POWER. The Insurer has the corporate power and authority to issue the Policy and execute this Indemnification Agreement and to perform all of its obligations hereunder and thereunder.

            (c) AUTHORIZATION; APPROVALS. Proceedings legally required for the issuance of the Policy and the execution, delivery and performance of this Indemnification Agreement have been taken and all material licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy have been obtained or are not material to the enforceability of the Policy.

            (d)   ENFORCEABILITY.    The   Policy,   when   issued,   and   this
      Indemnification Agreement will each constitute a legal, valid and binding obligation of the Insurer,


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      enforceable  in  accordance   with  its  terms,   subject  to  insolvency,
      reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein, insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.

            (e) FINANCIAL INFORMATION. The consolidated financial statements of the Insurer and its subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the years in the three year period ended December 31, 2002, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 28, 2003; Commission File No. 1-10777) and the Current Reports on Form 8-K filed with the Commission on January 24, 2003, February 28, 2003 and March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003 and April 21, 2003, as they relate to the Insurer, which are incorporated by reference in the Offering Document, fairly present in all material respects the financial condition of the Insurer as of such dates and for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied. Since December 31, 2002, there has been no Material Adverse Change with respect to financial condition of the Insurer that would affect its ability to perform its obligations under the Policy.

            (f) INSURER INFORMATION. The information in the Offering Document as of the date hereof under the caption "THE INSURER AND THE POLICY" (the "Insurer Information") is true and correct in all material respects and does not contain any untrue statement of a material fact.

            (g) RATING. The Insurer is not aware of any facts that if disclosed to Moody's or S&P would be reasonably expected to result in a downgrade of the rating of the financial strength rating of the Insurer by either of such Rating Agencies.

            (h) NO LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would result in a Material Adverse Change or would materially and adversely affect its ability to perform its obligations under the Policy, this Indemnification Agreement or the Insurance and Indemnity Agreement.

            (i)  SECURITIES  ACT   REGISTRATION.   The  Policy  is  exempt  from
      registration under the Securities Act.

      Section 5. INDEMNIFICATION.

            (a) The Underwriter hereby agrees to pay, and to protect, indemnify and hold harmless, the Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all


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

      claims, losses. liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading, contained in the Underwriter Information or a breach of any of the representations and warranties of the Underwriter contained in Section 3.

            (b) The Insurer agrees to pay, and to protect, indemnify and hold harmless, the Underwriter and its respective officers, directors, shareholders, employees, agents and each Person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading, contained in the Insurer Information or a breach of any of the representations and warranties of the Insurer contained in Section 4.

            (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which the indemnity provided in this Section 5(a) or (b) may be sought from the Underwriter, on the one hand, or the Insurer, on the other (each, an "Indemnifying Party") hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; PROVIDED, HOWEVER, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies  the  Indemnifying  Party in  writing  that it  elects  to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable


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

      for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Parry). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

            (d) To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand PROVIDED, that the Underwriter shall not be liable for any amount in excess of (i) the excess of the sales prices of the Notes to the public over the prices paid therefor by the Underwriter over (ii) the aggregate amount of any damages which the Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim.

                  The relative fault of each Indemnifying Party, on the one hand, and each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth was within the control of, the Indemnifying Party or the Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      Section 6. AMENDMENTS, ETC. This Indemnification Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto.

      Section 7. NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

             (a)   To the Insurer:

                   Ambac Assurance Corporation
                   One State Street Plaza
                   New York, New York 10004


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                   Attention: Structured Finance Department--MBS
                   Telecopy No.: 212-363-1459
                   Confirmation: 212-668-0340

             (b)   To the Underwriter:

                   Lehman Brothers Inc.
                   745 Seventh Avenue, 7th Floor
                   New York, NY 10019
                   Tel: (212) 526-7000
                   Fax: (212) 526-7415

      A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

      Section 8. SEVERABILITY. In the event that any provision of this Indemnification Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

      Section 9. GOVERNING LAW. This Indemnification Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      Section 10. COUNTERPARTS. The Indemnification Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

      Section 11. HEADINGS. The headings of Sections and the Table of Contents contained in this Indemnification Agreement are provided for convenience only. They form no part of this Indemnification Agreement and shall not affect its construction or interpretation.


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      IN WITNESS WHEREOF,  the parties hereto have executed this Indemnification
Agreement, all as of the day and year first above mentioned.

                                          AMBAC ASSURANCE CORPORATION,
                                            as Insurer

                                          By: /s/ Jeff Nabi
                                              ----------------------------------
                                              Name: Jeff Nabi
                                              Title: First Vice President


                                          LEHMAN BROTHERS INC.,
                                            as Underwriter

                                          By: /s/ Mathew Lewis
                                              ----------------------------------
                                              Name: Mathew Lewis
                                              Title: Senior Vice President